UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 25, 2010

Date of Report (date of earliest event reported)

APPLE INC.

(Exact name of Registrant as specified in its charter)

California	000-10030	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Infinite Loop, Cupertino, CA 95014

(Address of principal executive offices)

(408) 996-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 25, 2010, Apple Inc. (“Apple”) issued a press release regarding Apple’s financial results for its first fiscal quarter ended December 26, 2009 and a related data sheet. A copy of Apple’s press release is attached hereto as Exhibit 99.1. A copy of the related data sheet is attached hereto as Exhibit 99.2. A copy of the selected quarterly financial schedules is attached hereto as Exhibit 99.3.

On September 23, 2009, the Financial Accounting Standards Board ratified Emerging Issues Task Force (“EITF”) Issue 08-1 and EITF Issue 09-3, resulting in the issuance of accounting standard updates ASU 2009-13 and ASU 2009-14. Apple was required to adopt the new accounting standards no later than the first quarter of fiscal 2011. Apple elected to adopt the new standards during the first quarter of fiscal 2010, as reflected in its Quarterly Report on Form 10-Q for the quarter ended December 26, 2009, which was filed with the SEC on January 25, 2010. The Company also filed a Form 10-K/A to amend its Form 10-K for the year ended September 26, 2009 solely to reflect the retrospective adoption of the new accounting standards to the periods presented in that report.

Additionally included in this Form 8-K are selected quarterly financial schedules reflecting the impact of retrospective adoption of the new accounting standards and reconciling the application of old and new accounting principles to historical income statements, balance sheets, cash flow from operations, deferred revenue and summary data information. These financial schedules are attached hereto as Exhibit 99.3 and will also be available on the Company’s website at www.apple.com/investor.

The new accounting principles result in the Company’s recognition of substantially all of the revenue and product cost for iPhone and Apple TV when those products are delivered to customers. Under historical accounting principles, the Company was required to account for sales of both iPhone and Apple TV using subscription accounting because the Company indicated it might from time-to-time provide future unspecified software upgrades and features for those products free of charge. Under subscription accounting, revenue and associated product cost of sales for iPhone and Apple TV were deferred at the time of sale and recognized on a straight-line basis over each product’s estimated economic life. This resulted in the deferral of significant amounts of revenue and cost of sales related to iPhone and Apple TV.

Because Apple began selling both iPhone and Apple TV in fiscal 2007, the Company retrospectively adopted the new accounting principles as if the new accounting principles had been applied in all prior periods. Consequently, the financial results of each quarter from fiscal 2007 through fiscal 2009 have been revised. The Company believes retrospective adoption provides analysts and investors the most comparable and useful financial information and better reflects the underlying performance of the Company’s business.

For additional information refer to the “Explanatory Note” in Apple’s Amendment No. 1 to its Annual Report on Form 10-K for the year ended September 26, 2009.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Text of press release issued by Apple Inc. dated January 25, 2010.

99.2	Data sheet issued by Apple Inc. dated January 25, 2010.

99.3	Selected quarterly financial schedules issued by Apple Inc. dated January 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE INC.
Date: January 25, 2010

	By:	/s/ Peter Oppenheimer
Peter Oppenheimer Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Apple Inc. dated January 25, 2010.

99.2	Data sheet issued by Apple Inc. dated January 25, 2010.

99.3	Selected quarterly financial schedules issued by Apple Inc. dated January 25, 2010.